UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2014

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32663	86-0812139
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 22, 2014, Clear Channel Outdoor Holdings, Inc. filed a Current Report on Form 8-K with the Securities and Exchange Commission to report pacing data previously reported by its indirect parent company, iHeartCommunications, Inc. (formerly known as Clear Channel Communications, Inc.) (“iHeart”), for iHeart’s iHeartMedia, Americas Outdoor advertising and International Outdoor advertising segments. This Amendment to Current Report on Form 8-K/A is filed to amend and restate that pacing data.

Through September 19, 2014, revenues for iHeart’s iHeartMedia segment were pacing up 2.5%, with core stations pacing up 1.3%. Pacings for the Americas Outdoor advertising and International Outdoor advertising segments were down 0.8% and up 4.5%, respectively.

All other portions of such Current Report on Form 8-K and Exhibit 99.1 thereto remain as originally filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: September 22, 2014	By:	/s/ Hamlet T. Newsom Jr.
Hamlet T. Newsom Jr.
Vice President, Associate General Counsel and Assistant Secretary